UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2018

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 8.01 Other Events.

Flagstar Bancorp, Inc. ("Flagstar" or the "Company") is filing this Current Report on Form 8-K to recast financial statement and other financial information previously included in its Annual Report on Form 10-K ("2017 Form 10-K") for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 12, 2018.

As previously disclosed in Flagstar's 2017 Form 10-K, effective January 1, 2018, Flagstar implemented the following changes to operating segment reporting: 1) operating leases in the Community Banking segment are reflected as loans by reclassifying rental income and depreciation expense to net interest income and 2) the interest expense on custodial deposits on third party sub-servicing contracts, recognized in the Mortgage Servicing segment as loan administration income, is now reflected as a component of net interest income.

Additionally, at January 1, 2018, the Company adopted the Financial Accounting Standards Board's Accounting Standard Update No. 2016-18 "Statement of Cash Flows (Topic 230): Restricted Cash". This ASU requires the changes to restricted cash and restricted cash equivalents to be presented in the statement of cash flows for all periods presented. Prior to the adoption of ASU 2016-18, accounting guidance required the statement of cash flows to include only changes to cash and cash equivalents.

Exhibit 99.1 to this Report recasts "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Part IV, Item 8. Financial Statements and Supplementary Data" (collectively, "Selected Items") from Flagstar's 2017 Form 10-K to reflect the changes described above only and does not reflect events occurring after the date of the filing of the 2017 Form 10-K. The recast historical information has no impact on Flagstar's previously reported consolidated results.

This Form 8-K, including the attached Exhibit 99.1, is being furnished pursuant to the Securities Exchange Act of 1934, as amended (Act), and thus shall not be deemed to be filed for purposes of Section 18 of the Act or incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibits

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Items from the Flagstar Bancorp, Inc. 2017 Annual Report on Form 10-K for the year ended December 31, 2017
101
Financial statements for the year ended December 31, 2017, included in Exhibit 99.1 filed with this Report on Form 8-K, formatted in XBRL: (i) the Consolidated Statements of Financial Condition, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Stockholders' Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to the Consolidated Financial Statements.

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: June 1, 2018	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Selected Items from the Flagstar Bancorp, Inc. 2017 Annual Report on Form 10-K for the year ended December 31, 2017
101
Financial statements for the year ended December 31, 2017, included in Exhibit 99.1 filed with this Report on Form 8-K, formatted in XBRL: (i) the Consolidated Statements of Financial Condition, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Stockholders' Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to the Consolidated Financial Statements.